UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2017

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

001-31737	Gulf Power Company (A Florida Corporation) One Energy Place Pensacola, Florida 32520 (850) 444-6111	59-0276810

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01.	Other Events.
Issuance of Senior Notes
On May 15, 2017, Gulf Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $300,000,000 aggregate principal amount of its Series 2017A 3.30% Senior Notes due May 30, 2027 (the “Senior Notes”). The Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-211416) of the Company.
Redemption of Preference Stock
On May 18, 2017, the Company delivered notice to redeem, effective June 19, 2017 (the “Redemption Date”), all of the outstanding (i) 550,000 shares ($55,000,000 aggregate liquidation amount) of the Company’s 6.000% Series Preference Stock (the “6.000% Series Preference Stock”), (ii) 450,000 shares ($45,000,000 aggregate liquidation amount) of the Company’s Series 2007A 6.45% Preference Stock (the “Series 2007A Preference Stock”) and (iii) 500,000 shares ($50,000,000 aggregate liquidation amount) of the Company’s Series 2013A 5.60% Preference Stock (the “Series 2013A Preference Stock”).
The 6.000% Series Preference Stock will be redeemed at a price equal to $100 per share, plus an amount equal to the amount of the accrued and unpaid dividends from April 1, 2017 to but excluding the Redemption Date. Each of the Series 2007A Preference Stock and the Series 2013A Preference Stock will be redeemed at a price equal to the greater of (i) $100 per share or (ii) the sum of the present values of the liquidation amount and the remaining scheduled dividend payments (excluding amounts accrued and unpaid to the Redemption Date) through the applicable initial par call date (October 1, 2017 with respect to the Series 2007A Preference Stock and July 1, 2018 with respect to the Series 2013A Preference Stock), plus, in each case, an amount equal to the amount of the accrued and unpaid dividends from April 1, 2017 to but excluding the Redemption Date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.3
Underwriting Agreement relating to the Senior Notes, dated May 15, 2017, among the Company and Barclays Capital Inc., BNP Paribas Securities Corp. and MUFG Securities Americas Inc., as representatives of the underwriters named in Schedule I thereto.

4.2	Twenty-Second Supplemental Indenture to Senior Note Indenture, dated as of May 18, 2017, providing for the issuance of the Senior Notes.

4.9	Form of Senior Note (included in Exhibit 4.2 above).

5.2	Opinion of Troutman Sanders LLP relating to the Senior Notes.

8.1	Tax Opinion of Troutman Sanders LLP relating to the Senior Notes.

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.2 above).

23.2	Consent of Troutman Sanders LLP (included in Exhibit 8.1 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2017		GULF POWER COMPANY
	By	/s/Susan D. Ritenour
Susan D. Ritenour Secretary and Treasurer